                                      FORM 8-K
                                   CURRENT REPORT


        Pursuant to Section 13 or 15(d) or the Securities Exchange Act of 1934

           Date of Report (date of earliest event reported):  July 31, 1998


                                  RIMAGE CORPORATION
                (Exact name of Registrant as specified in its charter)


          Minnesota                  0-20728                   41-1577970
          ---------                  -------                   ----------
(State or other jurisdiction       (Commission               (I.R.S. Employer
     of incorporation)             File Number)             Identification No.)


                    7725 Washington Avenue South, Edina, MN  55439
                    ----------------------------------------------
             (Address of principal executive offices including zip code)


          Registrant's telephone number, including area code: (612) 944-8144

                                    Not applicable
             ------------------------------------------------------------
            (Former name or former address, if changed since last report)

                         RIMAGE CORPORATION AND SUBSIDIARIES
           Unaudited Pro Forma Condensed Consolidated Financial Statements
                                Basis of Presentation


The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1997 and for the six months ended June 30, 1998, present the operating results of Rimage Corporation (the "Company"), excluding the operations related to the assets of its Minnesota services business (the "Assets"), as if the Assets had been sold at the beginning of the respective periods. The pro forma condensed consolidated balance sheet has been prepared assuming the sale of the Assets took place as of June 30, 1998.

The unaudited pro forma condensed consolidated statements of operations, the balance sheet, and the notes thereto should be read in conjunction with the Company's audited consolidated financial statements and notes thereto, incorporated by reference from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and the unaudited consolidated financial statements and notes thereto incorporated by reference from the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

The unaudited pro forma information is not necessarily indicative of the results of operations or financial position that would have resulted had the sale occurred as described above, nor is it necessarily indicative of the results of operations of future periods or future financial position.

                         RIMAGE CORPORATION AND SUBSIDIARIES
                    Pro Forma Condensed Consolidated Balance Sheet
                                    June 30, 1998
                                     (Unaudited)


                                                                                         PRO FORMA           PRO FORMA
               ASSETS                                          HISTORICAL               ADJUSTMENTS           RESULTS
------------------------------------------------------------------------------------------------------------------------
Current assets:
  Cash and cash equivalents                                   $  3,187,705             518,574   (A)       $  3,706,279
  Trade accounts receivable, net of allowance
    for doubtful accounts and sales returns
    of $328,738                                                  5,053,008                                    5,053,008
  Inventories                                                    2,520,098                                    2,520,098
  Prepaid expenses and other current assets                        849,703                                      849,703
                                                              ------------                                 ------------
      Total current assets                                      11,610,514                                   12,129,088
                                                              ------------                                 ------------

Property and equipment, net                                      5,139,572          (2,369,669)  (A)          2,769,903

Other noncurrent assets                                            947,908                                      947,908
                                                              ------------                                 ------------
      Total assets                                            $ 17,697,994                                 $ 15,846,899
                                                              ------------                                 ------------
                                                              ------------                                 ------------

    LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Current portion of notes payable                            $    900,000                                 $    900,000
  Current installments of capital lease obligations                388,190            (314,442)  (A)             73,748
  Trade accounts payable                                         2,553,666                                    2,553,666
  Accrued expenses                                               1,532,575             (71,872)  (A)          1,460,703
  Income taxes payable                                             492,680                                      492,680
  Deferred income and customer deposits                            683,393                                      683,393
                                                              ------------                                 ------------
      Total current liabilities                                  6,550,504                                    6,164,190

Notes payable, less current portion                                300,000                                      300,000
Capital lease obligations, less current installments             2,461,064          (1,012,453)  (A)          1,448,611
                                                              ------------                                 ------------
      Total liabilities                                          9,311,568                                    7,912,801
                                                              ------------                                 ------------

Minority interest in inactive subsidiary                            57,907                                       57,907
Stockholders' equity:
  Common stock                                                      31,599                                       31,599
  Additional paid-in capital                                    10,781,157                                   10,781,157
  Accumulated deficit                                           (2,354,208)           (452,328)  (A)         (2,806,536)
  Foreign currency translation adjustment                         (130,029)                                    (130,029)
                                                              ------------                                 ------------
      Total stockholders' equity                                 8,328,519                                    7,876,191
                                                              ------------                                 ------------
   Total liabilities and stockholders' equity                 $ 17,697,994                                 $ 15,846,899
                                                              ------------                                 ------------
                                                              ------------                                 ------------

                        RIMAGE CORPORATION AND SUBSIDIARIES
              Pro Forma Condensed Consolidated Statement of Operations
                       For the Six Months Ended June 30, 1998
                                    (Unaudited)


                                                                                        PRO FORMA           PRO FORMA
                                                               HISTORICAL              ADJUSTMENTS           RESULTS
------------------------------------------------------------------------------------------------------------------------
Revenues                                                      $ 18,489,889            (550,133)  (B)       $ 17,939,756
Cost of revenues                                                10,962,842            (575,217)  (B)         10,387,625
                                                              ------------                                 ------------
     Gross profit                                                7,527,047                                    7,552,131
                                                              ------------                                 ------------
Operating expenses:
   Engineering and development                                     916,877                                      916,877
   Selling, general and administrative                           3,947,931                                    3,947,931
                                                              ------------                                 ------------
     Total operating expenses                                    4,864,808                                    4,864,808
                                                              ------------                                 ------------
     Operating earnings                                          2,662,239                                    2,687,323
                                                              ------------                                 ------------
Other (expense) income:
   Interest, net                                                  (157,878)             82,818   (C)            (75,060)
   Other, net                                                       66,849                                       66,849
                                                              ------------                                 ------------
     Total other expense, net                                      (91,029)                                      (8,211)
                                                              ------------                                 ------------

     Earnings before income taxes                                2,571,210                                    2,679,112
     Income tax expense                                            520,200               5,017   (B)            541,780
                                                                                        16,564   (C)
                                                              ------------                                 ------------
     Net earnings                                             $  2,051,010                                 $  2,137,332
                                                              ------------                                 ------------
                                                              ------------                                 ------------
     Basic net earnings  per common
       share                                                  $       0.66                                 $       0.69
                                                              ------------                                 ------------
                                                              ------------                                 ------------

     Diluted net earnings  per common share
       and common share equivalent                            $       0.57                                 $       0.60
                                                              ------------                                 ------------
                                                              ------------                                 ------------

     Basic weighted average shares                               3,118,012                                    3,118,012
                                                              ------------                                 ------------
                                                              ------------                                 ------------

     Diluted weighted average shares and
       share equivalents outstanding                             3,572,562                                    3,572,562
                                                              ------------                                 ------------
                                                              ------------                                 ------------


                        RIMAGE CORPORATION AND SUBSIDIARIES
              Pro Forma Condensed Consolidated Statement of Operations
                        For the Year Ended December 31, 1997
                                    (Unaudited)




                                                                                       PRO FORMA             PRO FORMA
                                                               HISTORICAL             ADJUSTMENTS             RESULTS
------------------------------------------------------------------------------------------------------------------------
Revenues                                                      $ 38,878,439          (3,184,139)  (B)       $ 35,694,300
Cost of revenues                                                27,559,498          (2,563,048)  (B)         24,996,450
                                                              ------------                                 ------------
     Gross profit                                               11,318,941                                   10,697,850
                                                              ------------                                 ------------
Operating expenses:
   Engineering and development                                   1,904,490                                    1,904,490
   Selling, general and administrative                           6,575,558                                    6,575,558
                                                              ------------                                 ------------
     Total operating expenses                                    8,480,048                                    8,480,048
                                                              ------------                                 ------------
     Operating earnings                                          2,838,893                                    2,217,802
                                                              ------------                                 ------------
Other (expense) income:
   Interest, net                                                  (829,490)            186,352   (C)           (643,138)
   Other, net                                                       35,813            (452,328)  (A)           (416,515)
                                                              ------------                                 ------------
     Total other expense, net                                     (793,677)                                  (1,059,653)
                                                              ------------                                 ------------

     Earnings before income taxes                                2,045,216                                    1,158,149
     Income tax expense                                            120,143             (90,466)  (A)            (57,270)
                                                                                      (124,218)  (B)
                                                                                        37,270   (C)
                                                              ------------                                 ------------
     Net earnings                                             $  1,925,073                                 $  1,215,419
                                                              ------------                                 ------------
                                                              ------------                                 ------------
     Basic net earnings  per common
       share                                                  $       0.62                                 $       0.39
                                                              ------------                                 ------------
                                                              ------------                                 ------------

     Diluted net earnings  per common share
       and common share equivalent                            $       0.59                                 $       0.37
                                                              ------------                                 ------------
                                                              ------------                                 ------------

     Basic weighted average shares                               3,086,292                                    3,086,292
                                                              ------------                                 ------------
                                                              ------------                                 ------------

     Diluted weighted average shares and
       share equivalents outstanding                             3,276,539                                    3,276,539
                                                              ------------                                 ------------
                                                              ------------                                 ------------


                        RIMAGE CORPORATION AND SUBSIDIARIES
           Notes of Pro Forma Condensed Consolidated Financial Statements
                                    (Unaudited)



(A)  Cash and Cash Equivalents                                      518,574
     Accrued Expenses                                                71,872
     Loss on sale of fixed assets/Retained Earnings                 452,328
     Current Installments of Capital Lease Obligation               314,442
     Capital Lease Obligation, Less Current Installment           1,012,453
     Property and Equipment, net                                 (2,369,669)

     To record fixed asset sale to ADS and buyout of associated capital lease obligation


(B) To reflect reduction in revenues and expenses and increase/decrease in net income associated with the sale of CD-ROM equipment to ADS


(C) To reflect the reduction in interest expense associated resulting from the buyout of capital lease obligation; and reflect assumed interest income earned on net cash proceeds remaining after sale of CD-ROM equipment and buyout of capital lease. Assume interest income earned on cash is 5% per annum

Item 2.  Acquisition or Disposition of Assets.

On July 31, 1998, Rimage Corporation ("Rimage") completed the sale of a substantial portion of its CD-ROM duplicating equipment and a portion of its diskette duplication equipment used in its Minnesota services business to Advanced Duplication Services, Inc. ("ADS") for a sales price of approximately $1.9 million in cash. This services location had revenues of approximately $3.7 million and a net operating loss of $50,000 during the six months ended June 30, 1998. Rimage will record a loss of approximately $460,000 on the sale of the assets in the quarter ending September 30, 1998.

Rimage Corporation is a leading provider of systems and services for the publication of information on CD-R, CD-ROM, diskette and tape.

Item 7.  Financial Statements.

     (a)  Financial Statements.

          Not applicable

     (b)  Pro Forma Financial Information:


          Basis of presentation. . . . . . . . . . . . . . . . . . . . . . .      F-1
          Unaudited Pro Forma Condensed Consolidated Balance Sheet as of
               June 30, 1998 . . . . . . . . . . . . . . . . . . . . . . . .      F-2
          Unaudited Pro Forma Condensed Consolidated Statement of Operations
               for the Six Months Ended June 30, 1998. . . . . . . . . . . .      F-3
          Unaudited Pro Forma Condensed Consolidated Statement of Operations
               the Year Ended December 31, 1997. . . . . . . . . . . . . . .      F-4
          Notes to Unaudited Pro Forma Condensed Consolidated Financial
               Statements. . . . . . . . . . . . . . . . . . . . . . . . . .      F-5

     (c)     Exhibits.
                    10.1 Bill of Sale Agreement dated as of July 31, 1998 by and between Rimage and ADS.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  RIMAGE CORPORATION


     By /s/ Bernard P. Aldrich                    By /s/ Robert M. Wolf
        ----------------------                       ------------------
            Bernard P. Aldrich, Director, Chief          Robert M. Wolf
            Executive Officer, and President             Controller


Dated:  August 14, 1998